As Filed with the Securities and Exchange Commission on September 26, 2002

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 19, 2002

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

          By action dated September 19, 2002, a Committee previously appointed by the Board of Directors of the Registrant, approved the public offering of an aggregate principal amount of $1,000,000,000 of the Registrant's 4 7/8% Senior Notes, due 2012 (the "Notes"), to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee are included as Exhibit 99.1 hereto.

         On September 19, 2002, the Registrant entered into an underwriting agreement with the various Underwriters (the "Underwriting Agreement") for the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated August 20, 2002 constituting a part of the Registration Statement (hereinafer described), as supplemented by a final Global Prospectus Supplement dated September 19, 2002. The Underwriting Agreement is included as Exhibit 1.1 hereto.

        The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-97197, as amended ("Registration No. 333-97197"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. Registration No. 333-97197 registered up to $20,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated September 19, 2002 with respect to the offering of the 4 7/8% Senior Notes, due 2012
4.1	Form of 4 7/8% Senior Note, due 2012
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4 7/8% Senior Notes, due 2012
99.1	Resolutions dated September 19, 2002 of a Committee of the Board of Directors with respect to the terms of the offering of the 4 7/8% Senior Notes, due 2012
99.2	News Release disseminated on September 19, 2002 regarding the sale of the 4 7/8% Senior Notes, due 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      BANK OF AMERICA CORPORATION

                                                                                      By: /S/ TERESA M. BRENNER
                                                                                                 TERESA M. BRENNER
                                                                                                 Associate General Counsel

Dated: September 26, 2002

INDEX TO EXHIBITS
EXHIBIT NO.
1.1	Underwriting Agreement dated September 19, 2002 with respect to the offering of the 4 7/8% Senior Notes, due 2012
4.1	Form of 4 7/8% Senior Note, due 2012
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4 7/8% Senior Notes, due 2012
99.1	Resolutions dated September 19, 2002 of a Committee of the Board of Directors with respect to the terms of the offering of the 4 7/8% Senior Notes, due 2012
99.2	News Release disseminated on September 19, 2002 regarding the sale of the 4 7/8% Senior Notes, due 2012